Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto, the “Schedule 13D”) relating to the shares of common stock, par value $0.01 per share, of Altisource Asset Management Corporation, which may be deemed necessary pursuant to Regulation 13D or 13G promulgated under the Exchange Act.

The undersigned further agree that each party hereto is responsible for the timely filing of the Schedule 13D, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has a reason to believe that such information is inaccurate.

It is understood and agreed that a copy of this Joint Filing Agreement shall be attached as an exhibit to the Schedule 13D, filed on behalf of each of the parties hereto.

Dated: December 7, 2017
/s/ William C. Erbey
William C. Erbey

/s/ E. Elaine Erbey
E. Elaine Erbey

Christiansted Trust

	By:	/s/ William C. Erbey
Name: William C. Erbey
Co-Trustee

	By:	/s/ E. Elaine Erbey
Name: E. Elaine Erbey
Co-Trustee

	By:	/s/ John R. Erbey
Name: John R. Erbey
Co-Trustee

	By:	/s/ William C. Erbey
Name: Salt Pond Holdings, LLC Title: Co-Trustee Signed By: Name: William C. Erbey
Title: President

Frederiksted Trust

By:	/s/ William C. Erbey
Name: William C. Erbey
Co-Trustee

By:	/s/ John R. Erbey
Name: John R. Erbey
Co-Trustee

By:	/s/ William C. Erbey
Name: Salt Pond Holdings, LLC Title: Co-Trustee Signed By: Name: William C. Erbey
Title: President

Erbey Holding Corporation, Inc.
By:	Carisma Trust, its Sole Shareholder
By:	Venia, LLC, Carisma Trust’s Sole Trustee

By:	/s/ E. Elaine Erbey
Name: E. Elaine Erbey
Title: Member

Carisma Trust
By:	Venia, LLC, its Sole Trustee

By:	/s/ E. Elaine Erbey
Name: E. Elaine Erbey
Title: Member

Venia, LLC

By:	/s/ E. Elaine Erbey
Name: E. Elaine Erbey
Title: Member

Salt Pond Holdings, LLC

By:	/s/ William C. Erbey
Name: William C. Erbey
Title: President